    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 6, 2000


                                                           REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           ASIA GLOBAL CROSSING LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             BERMUDA                              4813                           98-022-4159
   (STATE OR OTHER JURISDICTION       (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
        OF INCORPORATION)             CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                                  WESSEX HOUSE
                                 45 REID STREET
                             HAMILTON HM12, BERMUDA
                                 (441) 296-8600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             CT CORPORATION SYSTEM
                               111 EIGHTH AVENUE
                               NEW YORK, NY 10011
                                 (212) 479-8200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

         ALAN KLEIN, ESQ.               CHARLES F. CARROLL, ESQ.             ALISON RESSLER, ESQ.
    SIMPSON THACHER & BARTLETT         ASIA GLOBAL CROSSING LTD.             SULLIVAN & CROMWELL
       425 LEXINGTON AVENUE              360 N. CRESCENT DRIVE              1888 CENTURY PARK EAST
        NEW YORK, NY 10017              BEVERLY HILLS, CA 90210             LOS ANGELES, CA 90067
          (212) 455-2000                     (310) 385-5200                     (310) 712-6600

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis under Rule 415 under the Securities Act of 1933, check the following box. [ ]


     If this Form is filed to register additional securities for an offering under Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-37666


     If this Form is a post-effective amendment filed under Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed under Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made under Rule 434, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   TITLE OF EACH CLASS OF                                PROPOSED MAXIMUM        PROPOSED MAXIMUM
      SECURITIES TO BE             AMOUNT TO BE         AGGREGATE OFFERING      AGGREGATE OFFERING           AMOUNT OF
        REGISTERED(1)               REGISTERED           PRICE PER UNIT(2)           PRICE(2)            REGISTRATION FEE
----------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-----------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par
value $0.01 per share........    6,670,000 shares              $7.00              $46,690,000.00            $12,327.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



(1) Includes an aggregate of 1,000,500 shares which the Underwriters have the option to purchase from the Registrant solely to cover over-allotments.



(2) Estimated solely for the purpose of calculating the amount of the registration fee under Rule 457(a) under the Securities Act of 1933, as amended.



     The Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                EXPLANATORY NOTE AND INCORPORATION BY REFERENCE



     This registration statement is being filed with respect to the registration of additional shares of Class A Common Stock, par value $0.01 per share, of Asia Global Crossing Ltd., a Bermuda company, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-37666) are incorporated in this registration statement by reference.



     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS



EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
-------    -------------------
 5.1       Opinion of Appleby, Spurling & Kempe (filed herewith).
23.1       Consent of Arthur Andersen (filed herewith).
23.2       Consent of Arthur Andersen (filed herewith).
23.3       Consent of PricewaterhouseCoopers (filed herewith).
23.4       Consent of Arthur Andersen (filed herewith).
23.5       Consent of Appleby, Spurling & Kempe (included in Exhibit
           5.2).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on October 6, 2000.

                                          ASIA GLOBAL CROSSING LTD.

                                          By:      /s/ JOHN J. LEGERE
                                            ------------------------------------
                                              Name: John J. Legere
                                              Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                       SIGNATURE                                   TITLE                    DATE
                       ---------                                   -----                    ----
/*/                                                       Chairman of the Board       October 6, 2000
--------------------------------------------------------  and Director
Gary Winnick

/*/                                                       Co-Chairman of the Board    October 6, 2000
--------------------------------------------------------  and Director
Lodwrick M. Cook

/s/ JOHN J. LEGERE                                        Chief Executive Officer     October 6, 2000
--------------------------------------------------------  and Director
John J. Legere

/*/                                                       Vice Chairman of the        October 6, 2000
--------------------------------------------------------  Board and Director
John M. Scanlon

/*/                                                       Vice Chairman of the        October 6, 2000
--------------------------------------------------------  Board and Director
Thomas J. Casey

/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
Leo J. Hindery, Jr.

/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
Joseph P. Clayton

/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
Eric Hippeau

/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
Thomas U. Koll

/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
Norman Brownstein

/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
William E. Conway, Jr.

                       SIGNATURE                                   TITLE                    DATE
                       ---------                                   -----                    ----
/*/                                                       Director                    October 6, 2000
--------------------------------------------------------
Geoffrey J.W. Kent

/*/                                                       Chief Financial Officer     October 6, 2000
--------------------------------------------------------
Stefan C. Riesenfeld

*By  Power of Attorney

/s/ JOHN J. LEGERE                                        Attorney-in-Fact
--------------------------------------------------------
John J. Legere

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
 5.1       Opinion of Appleby, Spurling & Kempe (filed herewith).
23.1       Consent of Arthur Andersen (filed herewith).
23.2       Consent of Arthur Andersen (filed herewith).
23.3       Consent of PricewaterhouseCoopers (filed herewith).
23.4       Consent of Arthur Andersen (filed herewith).
23.5       Consent of Appleby, Spurling & Kempe (included in Exhibit
           5.1).